SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant ☐   Filed by a Party other than the Registrant ☒

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

BioMarin Pharmaceutical Inc.

(Name of Registrant as Specified In Its Charter)

Caduceus Capital Master Fund Limited

Caduceus Capital II, L.P.

OrbiMed Advisors LLC

OrbiMed Capital LLC

Samuel D. Isaly

Richard B. Brewer

Joseph Klein, III

Alan J. Lewis

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rule 14a-6(i)(4) and 0-11.

1)	Title of each class of securities to which transaction applies:

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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2005 ANNUAL MEETING OF STOCKHOLDERS

OF

BIOMARIN PHARMACEUTICAL INC.

PROXY STATEMENT

OF

CADUCEUS CAPITAL MASTER FUND LIMITED

AND

CADUCEUS CAPITAL II, L.P.

To Our Fellow BioMarin Pharmaceutical Inc. Stockholders:

This Proxy Statement and the accompanying BLUE proxy card are being furnished to stockholders (“Stockholders”) of BioMarin Pharmaceutical Inc. (“BioMarin”) in connection with the solicitation of proxies by Caduceus Capital Master Fund Limited (“Caduceus Capital”) and Caduceus Capital II, L.P. (“Caduceus Capital II” and, together with Caduceus Capital, the “Caduceus Entities”) and the other Participants (as defined below) to be used at the 2005 Annual Meeting (the “Annual Meeting”) of Stockholders of BioMarin and at any adjournments, postponements or continuations thereof. This Proxy Statement and the BLUE proxy card are first being furnished to Stockholders on or about May 23, 2005.

At the Annual Meeting, the Participants will seek to elect to the Board of Directors of BioMarin (the “Board”) a slate of three nominees, comprised of Richard B. Brewer, Joseph Klein, III and Alan J. Lewis. Each of the nominees (each a “Nominee” and, collectively, the “Nominees”) has consented, if elected, to serve as a director of BioMarin and to being named in this Proxy Statement and in the Participants’ other soliciting materials as a Nominee.

THE NOMINEES ARE COMMITTED TO ACTING IN THE BEST INTEREST OF ALL STOCKHOLDERS. WE BELIEVE THAT YOUR VOICE IN THE FUTURE OF BIOMARIN CAN BEST BE EXPRESSED THROUGH THE ELECTION OF THE NOMINEES. ACCORDINGLY, WE URGE YOU TO VOTE YOUR BLUE PROXY CARD FOR RICHARD B. BREWER, JOSEPH KLEIN, III AND ALAN J. LEWIS.

IF YOUR SHARES ARE HELD IN THE NAME OF A BROKERAGE FIRM, BANK, BANK NOMINEE OR OTHER INSTITUTION ON THE RECORD DATE, ONLY IT CAN VOTE SUCH SHARES AND ONLY UPON RECEIPT OF YOUR SPECIFIC INSTRUCTIONS. ACCORDINGLY, PLEASE CONTACT THE PERSON RESPONSIBLE FOR YOUR ACCOUNT AND INSTRUCT THAT PERSON TO EXECUTE ON YOUR BEHALF THE BLUE PROXY CARD AS SOON AS POSSIBLE.

IMPORTANT

The election of the Nominees requires the affirmative vote of a plurality of the votes cast by Stockholders present in person or represented by proxy, assuming a quorum is present or otherwise represented at the Annual Meeting. As a result, your vote is extremely important in deciding the future of BioMarin. We urge you to mark, sign, date and return the enclosed BLUE proxy card to vote FOR the election of Richard B. Brewer, Joseph Klein, III and Alan J. Lewis.

WE URGE YOU NOT TO SIGN ANY PROXY CARD SENT TO YOU BY BIOMARIN. IF YOU HAVE ALREADY DONE SO, YOU MAY REVOKE YOUR PROXY BEFORE IT IS VOTED BY DELIVERING A LATER-DATED PROXY CARD, OR BY VOTING IN PERSON AT THE ANNUAL MEETING, OR BY DELIVERING TO BIOMARIN (ATTENTION: G. ERIC DAVIS, VICE PRESIDENT, CORPORATE COUNSEL AND ASSISTANT SECRETARY) A WRITTEN NOTICE STATING THAT THE PROXY IS REVOKED. SEE “VOTING PROCEDURES” AND “PROXY PROCEDURES” BELOW.

If you have any questions about giving your proxy or require assistance, please call:

GEORGESON SHAREHOLDER COMMUNICATIONS INC.

17 State Street, 10th Floor

New York, NY 10004

Banks and Brokers Call Collect: (212) 440-9800

All Other Stockholders Call Toll-Free: (800) 279-8713

Only holders of record of BioMarin’s voting securities as of the close of business on May 20, 2005 (the “Record Date”) are entitled to notice of and to vote at, the Annual Meeting and any adjournments or postponements thereof. According to the preliminary proxy statement of BioMarin filed with the Securities and Exchange Commission (the “SEC”) on May 2, 2005 (“BioMarin’s Proxy Statement”), as of April 1, 2005, there were outstanding 64,511,159 shares of common stock of BioMarin (“Shares”). Stockholders of record at the close of business on the Record Date will be entitled to one vote at the Annual Meeting for each Share held on the Record Date.

As of May 3, 2005, the Participants and their affiliates collectively may be deemed to beneficially own an aggregate of 5,458,300 Shares, representing approximately 8.46% of the reported outstanding Shares. The Participants and their affiliates intend to vote such shares FOR the election of the Nominees.

PLEASE VOTE FOR RICHARD B. BREWER, JOSEPH KLEIN, III AND ALAN J. LEWIS BY RETURNING YOUR COMPLETED BLUE PROXY TODAY.

BACKGROUND

OrbiMed Advisors LLC (“OrbiMed Advisors”) and OrbiMed Capital LLC (“OrbiMed Capital” and, together with OrbiMed Advisors, the “OrbiMed Entities”), on behalf of entities for whom they act as investment adviser or general partner, first purchased Shares in May 2001, and by February 6, 2002 had acquired approximately 3% of the outstanding Shares.

In February 2002, BioMarin announced the acquisition of Glyko Biomedical Ltd. (“Glyko”), an entity whose principal asset was its ownership of Shares of BioMarin and in which each of Gwynn R. Williams and Erich Sager, directors of BioMarin, held a significant equity interest. Following the announcement of the Glyko acquisition, Sven Borho, a partner of the OrbiMed Entities, expressed his concern regarding the proposed transaction to Frederic Price, then the Chairman and Chief Executive Officer of BioMarin. As a result of their dissatisfaction with BioMarin, their negative view of the affiliated nature of the proposed Glyko transaction and their belief that the proposed transaction offered no economic benefit to BioMarin, the OrbiMed Entities disposed of all of the Shares which they then beneficially owned by March 2002.

In October 2003, the OrbiMed Entities re-evaluated their assessment of BioMarin in light of the significant drop in BioMarin’s stock price since 2002 and began acquiring Shares in the open market with a view towards holding those Shares as a longer term investment. By June 1, 2004, the OrbiMed Entities had purchased an aggregate of 5.02% of the outstanding Shares. The OrbiMed Entities currently control an aggregate of 8.23% of the outstanding Shares.

In the fall of 2004, Mr. Borho telephoned Pierre Lapalme, Chairman of the Board of BioMarin, and expressed his dissatisfaction with BioMarin’s performance, including its excessive burn rate and proposed financing which could dilute the value of the stock held by the existing stockholders. In late 2004, Richard B. Brewer, another stockholder of BioMarin unaffiliated with the OrbiMed Entities, contacted Mr. Borho to discuss their mutual investment in BioMarin and to solicit Mr. Borho’s view about BioMarin’s performance. Also in late 2004, BioMarin’s Corporate Governance and Nominating Committee (the “Nominating Committee”) contacted Mr. Brewer about the possibility of Mr. Brewer serving as Chief Executive Officer of BioMarin. Mr. Brewer declined to serve as Chief Executive Officer but advised BioMarin that he would consider serving as Chairman of the Board of BioMarin.

In January 2005, the OrbiMed Entities became increasingly concerned about BioMarin’s performance and began to consider seeking to nominate directors who might be more responsive to BioMarin stockholders. On January 14, 2005, Samuel D. Isaly, the managing partner of the OrbiMed Entities, wrote to the members of the Nominating Committee and requested that the Nominating Committee recommend Mr. Brewer, Joseph Klein, III and a third individual for election as directors of BioMarin at the Annual Meeting. On January 18, 2005, Louis Drapeau, the acting Chief Executive Officer of BioMarin, confirmed that Mr. Isaly’s request had been forwarded to the Nominating Committee. Mr. Lapalme informed Mr. Isaly on January 25, 2005 that BioMarin had retained Spencer Stuart & Associates, an executive search firm (“Spencer Stuart”), to lead the search for a Chief Executive Officer and for directors. On January 31, 2005, Mr. Lapalme advised Mr. Isaly that Mr. Brewer would not be considered as a director-nominee, but that the Nominating Committee would evaluate Mr. Klein and the third individual as potential candidates.

On February 23, 2005, Messrs. Lapalme and Williams met with Mr. Isaly and discussed with Mr. Isaly the history and current situation of BioMarin. During this meeting, Mr. Isaly requested a response from Messrs. Lapalme and Williams regarding whether BioMarin would nominate Mr. Klein and the third individual for election and suggested that he was willing to submit his nominees directly to a vote of BioMarin’s stockholders. Mr. Drapeau met with Mr. Isaly on March 2, 2005 and notified him that a decision regarding the nominees was forthcoming. On March 31, 2005, Mr. Isaly participated in a conference call with Messrs. Drapeau, Lapalme and Williams. They advised Mr. Isaly that BioMarin would not nominate Mr. Brewer, but would consider nominating Mr. Klein and the third individual for election as directors at the Annual Meeting.

On April 6, 2005, Mr. Klein met with Mr. Lapalme and on April 8, 2005, Mr. Lapalme advised Mr. Isaly that the only candidate that the Nominating Committee was prepared to recommend from among the OrbiMed Entities’ proposed nominees was Mr. Klein. On April 10, 2005, Mr. Klein completed and returned to BioMarin a directors’ and officers’ questionnaire and on April 12, 2005, Mr. Klein received excerpts from BioMarin’s proxy statement and provided comments on such excerpts to BioMarin.

As a result of the events of early April, Mr. Isaly and the OrbiMed Entities determined that BioMarin was unprepared to nominate more than one of the OrbiMed Entities’ proposed nominees. The OrbiMed Entities strongly believed that in order to strengthen BioMarin and its management, BioMarin stockholders needed a stronger presence on the Board than the one nominee of the OrbiMed Entities proposed to be nominated by BioMarin, particularly because BioMarin’s By-Laws permit the Board of Directors to expand the size of the Board from seven members to nine. Accordingly, the OrbiMed Entities determined to nominate three directors for election at the Annual Meeting and to solicit proxies on behalf of their Nominees. By letter dated April 15, 2005, Caduceus Capital and Caduceus Capital II, stockholders of BioMarin who are advised by the OrbiMed Entities, formally notified BioMarin of their intention to nominate Messrs. Brewer and Klein and Alan J. Lewis as nominees for election as directors at the Annual Meeting. Also, on April 15, 2005, Caduceus Capital and Caduceus Capital II sent a letter to BioMarin demanding access to BioMarin’s stockholder list and certain related materials in accordance with the Delaware General Corporation Law.

On April 17, 2005, Mr. Lapalme telephoned Mr. Isaly and expressed his interest in Dr. Lewis as a director candidate. He also advised Mr. Isaly that Spencer Stuart had not yet been able to identify more suitable director candidates. On April 18, 2005, Messrs. Lapalme and Franz Cristiani, a director of BioMarin, called Mr. Isaly to inform him that the Board had discussed the Nominees and wished to have Spencer Stuart evaluate Dr. Lewis as a potential Board nominee, but that Mr. Brewer would not be nominated. They also notified Mr. Isaly that the Board was considering increasing the number of directors of BioMarin.

On April 18, 2005, Mr. Klein received an e-mail from Mr. Lapalme in which Mr. Lapalme stated that irrespective of the contested nature of the director election, BioMarin continued to welcome Mr. Klein’s participation on the Board. On April 25, 2005, Mr. Isaly telephoned Mr. Drapeau to inquire about the status of BioMarin’s response to the Caduceus Entities’ demand for access to BioMarin’s stockholder list and certain related materials. Since the April 25, 2005 phone call, neither the OrbiMed Entities nor the Nominees have had any contact with management of BioMarin.

In moving forward with their nomination of Messrs. Brewer and Klein and Dr. Lewis, the OrbiMed Entities are seeking to increase value for all stockholders of BioMarin. The OrbiMed Entities expect that the Nominees would help bring more accountability and discipline to the way BioMarin is managed. The Nominees will, if elected, constitute a minority of the Board. Accordingly, the Nominees, even if voting together, will not currently be able to adopt any measures without the support of at least some members of the current Board. Nevertheless, the Nominees will have the opportunity to articulate and raise their concerns about BioMarin’s business activities with the rest of the Board members. The OrbiMed Entities believe that the election of the Nominees alone would not constitute a change of control under BioMarin’s 3.5% convertible subordinated notes. Because the OrbiMed Entities are nominating only three of the seven directors who will be elected at the Annual Meeting, a majority of BioMarin’s nominees will, following the Annual Meeting, continue to be members of the Board.

The Nominees do not anticipate that they will have any conflicts of interest with respect to BioMarin, if elected, and recognize their fiduciary duty obligations to all Stockholders. None of the Nominees has any contract, arrangement or understanding, including without limitation any agreement regarding indemnification, with BioMarin, the Fund Entities, the OrbiMed Entities or Mr. Isaly, and no other financial interest concerning BioMarin, other than through the beneficial ownership of Shares by Messrs. Brewer and Klein disclosed in this Proxy Statement.

PARTICIPANTS IN SOLICITATION OF PROXIES

In addition to the Nominees (who are Mr. Richard B. Brewer, Mr. Joseph Klein, III and Dr. Alan J. Lewis), the participants in the solicitation of proxies (the “Participants”) are the Caduceus Entities, Samuel D. Isaly and the OrbiMed Entities. In addition, the following entities, which are shareholders of BioMarin, may also be deemed to be Participants: UBS Eucalyptus Fund, LLC, PaineWebber Eucalyptus Fund, Ltd., HFR SHC Aggressive Fund, Knightsbridge Post Venture IV L.P., Knightsbridge Integrated Holdings, V, LP, Knightsbridge Netherlands II, L.P., Knightsbridge Integrated Holdings IV Post Venture, LP, Knightsbridge Post Venture III, LP, Knightsbridge Netherlands I LP, Knightsbridge Netherlands III, LP, Knightsbridge Integrated Holdings II Limited, Knightsbridge Venture Capital IV, L.P., Knightsbridge Venture Capital III LP, Knightsbridge Venture Capital VI, L.P., Finsbury Worldwide Pharmaceutical Trust PLC and PHARMA/wHEALTH (collectively with the Caduceus Entities, the “Fund Entities”). OrbiMed Advisors or OrbiMed Capital act as investment adviser or general partner to each of the Fund Entities under their respective investment advisory contracts and limited partnership agreements with or relating to each of the Fund Entities. Mr. Isaly owns a controlling interest in the OrbiMed Entities. The Fund Entities (other than the Caduceus Entities) explicitly disclaim that they are participants in the solicitation of proxies, and the Fund Entities (other than the Caduceus Entities) will not engage in any solicitation activities.

The OrbiMed Entities do not own of record any securities of BioMarin, but the OrbiMed Entities have the discretion to vote the Shares held by the Fund Entities. Pursuant to their respective investment advisory contracts and limited partnership agreements with the Fund Entities, OrbiMed Advisors may be deemed to be the beneficial owner of 2,758,300 Shares and OrbiMed Capital may be deemed to be the beneficial owner of 2,548,000 Shares. Mr. Isaly, through his control of the OrbiMed Entities, may be deemed to be the beneficial owner of 5,306,300 Shares. Except as otherwise noted herein, all Share amounts set forth in this Proxy Statement are reported as of the close of business on May 3, 2005.

Caduceus Capital is a Bermuda exempted company with limited liability principally engaged in the business of investing in securities.

Caduceus Capital II is a Delaware limited partnership principally engaged in the business of investing in securities.

OrbiMed Advisors, a Delaware limited liability company, is a registered investment adviser under the Investment Advisers Act of 1940, as amended, that acts as investment adviser or general partner to certain clients that hold Shares of BioMarin.

OrbiMed Capital, a Delaware limited liability company, is a registered investment adviser under the Investment Advisers Act of 1940, as amended, that acts as general partner to certain limited partnerships.

Samuel D. Isaly is the managing partner of, and owns a controlling interest in, the OrbiMed Entities.

The principal business address of each of the OrbiMed Entities and Mr. Isaly as well as the record address of the Fund Entities is 767 Third Avenue, 30th Floor, New York, New York 10017.

Information concerning Messrs. Brewer and Klein and Dr. Lewis, including their ages and business backgrounds, may be found below under the heading “PROPOSAL 1: ELECTION OF DIRECTORS.” Mr. Brewer’s business address is 5 Bird Hill Lane, Santa Cruz, CA 95060. Mr. Klein’s business address is 1724 Hillside Road, Stevenson, MD 21153. Dr. Lewis’ business address is 4550 Towne Centre Court, San Diego, CA 92121.

OWNERSHIP OF PARTICIPANTS

The following table sets forth the number of Shares beneficially owned by each of the Fund Entities.

Name	Number of Shares Beneficially Owned
Caduceus Capital	1,430,000

Caduceus Capital II	680,000

UBS Eucalyptus Fund, LLC	1,200,000

PaineWebber Eucalyptus Fund, Ltd.	127,500

HFR SHC Aggressive Fund	242,000

Knightsbridge Post Venture IV L.P.	151,000

Knightsbridge Integrated Holdings, V, LP	172,400

Knightsbridge Netherlands II, L.P.	46,100

Knightsbridge Integrated Holdings IV Post Venture, LP	60,800

Knightsbridge Post Venture III, LP	49,800

Knightsbridge Netherlands I LP	47,800

Knightsbridge Netherlands III LP	33,700

Knightsbridge Integrated Holdings II Limited	61,400

Knightsbridge Venture Capital IV, L.P.	41,000

Knightsbridge Venture Capital III LP	30,300

Knightsbridge Venture Capital VI, L.P.	15,500

Finsbury Worldwide Pharmaceutical Trust PLC	876,000

PHARMA/wHEALTH	41,000

OrbiMed Advisors, by virtue of its relationship with certain Fund Entities (as disclosed herein), may be deemed to be the beneficial owner (as that term is defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Act”)) of 2,758,300 Shares, which represent approximately 4.28% of the reported outstanding Shares. OrbiMed Capital, by virtue of its relationship with certain Fund Entities (as disclosed herein), may be deemed to be the beneficial owner (as that term is defined in Rule 13d-3 under the Act) of 2,548,000 Shares, which represent approximately 3.95% of the reported outstanding Shares. Mr. Isaly, through his control of OrbiMed Advisors and OrbiMed Capital, may be deemed to be the indirect beneficial owner of 5,306,300 Shares, which represent approximately 8.23% of the reported outstanding Shares. By virtue of their relationship with the Fund Entities (as disclosed herein), each of the OrbiMed Entities and Mr. Isaly has shared voting power and shared dispositive power with regard to the Shares of which they hold beneficial ownership.

The following table sets forth certain information with respect to the Shares of Participants that may be deemed to be the beneficial owner (as that term is defined in Rule 13d-3 under the Act) of more than 5% of the reported outstanding Shares. The person set forth in this table has shared voting and investing power with respect to the Shares of which he may be deemed to beneficially own. The information with respect to such person is as supplied or confirmed by such person, based upon statements filed with the SEC. The mailing address for the Stockholder set forth in the table below is 767 Third Avenue, 30th Floor, New York, New York 10017.

Stockholder	Number of Shares That May Be Deemed To Be Beneficially Owned	Percentage of Common Stock
Samuel D. Isaly	5,306,300	8.23%

Mr. Brewer is the beneficial owner (as that term is defined in Rule 13d-3 under the Act) of 140,000 Shares owned of record by Crest Asset Management, a management advisory and investment firm of which Mr. Brewer is the founding partner. Mr. Klein may be deemed to be the beneficial owner (as that term is defined in Rule 13d-3 under the Act) of 12,000 Shares owned of record by the Joseph Klein, III 10% Charitable Remainder Unitrust for which Mr. Klein is trustee. Dr. Lewis does not own beneficially or of record any interest in securities of BioMarin.

The following table sets forth information relating to the Nominees that beneficially own Shares. The information with respect to each person is as supplied or confirmed by such person.

Stockholder and Address of Stockholder	Number of Shares That May Be Deemed To Be Beneficially Owned	Percentage of Common Stock
Richard B. Brewer, 5 Bird Hill Lane, Santa Cruz, CA 95060	140,000 (Sole voting and investment power)	*

Joseph Klein, III, 1724 Hillside Road, Stevenson, MD 21153	12,000 (Sole voting and investment power)	*

*	Represents less than 1% of Biomarin’s outstanding common stock

Except as noted above, none of the Participants or their associates is a record or beneficial owner of the Shares. Except as noted above, none of the Participants owns beneficially, directly or indirectly, securities of any parent or subsidiary of BioMarin.

All transactions in the securities of BioMarin effected within the past two years by the Nominees, the Fund Entities, Samuel D. Isaly and the OrbiMed Entities and their affiliates are contained in Appendix I attached hereto.

OTHER INFORMATION

Other than as disclosed in this Proxy Statement, none of the Participants is, or was within the past year, a party to any contract, arrangement or understanding with any person with respect to any securities of BioMarin, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies.

None of the Participants has any position or office with BioMarin, and none of Messrs. Brewer or Klein or Dr. Lewis has any arrangement or understanding with any other person pursuant to which he was selected to be a nominee. None of the Participants nor any of their associates have any arrangement or understanding with any person with respect to (A) any future employment by BioMarin or its affiliates; or (B) any future transactions to which BioMarin or any of its affiliates will or may be a party. None of the Participants or their associates has a material interest in any transaction or series of transactions engaged in by BioMarin since the beginning of BioMarin’s last fiscal year. None of the Participants during the past ten years has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors).

None of the entities referred to in this Proxy Statement with which the Participants have been involved during the past five years is a parent, subsidiary, or other affiliate of BioMarin.

PROPOSAL 1: ELECTION OF DIRECTORS

The Participants propose that the BioMarin Stockholders elect Richard B. Brewer, Joseph Klein, III and Alan J. Lewis as directors of BioMarin at the Annual Meeting. Each Nominee, if elected, would hold office until the 2006 Annual Meeting of Stockholders and until a successor has been duly elected and qualified. There can be no assurance as to whether any of BioMarin’s nominees if elected would serve with any of the Nominees if Messrs. Brewer or Klein or Dr. Lewis is elected. In the event that one or more of the Nominees is elected and that one or more of the BioMarin nominees declines to serve with such Nominee or Nominees, then the Bylaws of BioMarin provide that director vacancies may be filled by a majority vote of the directors then in office.

Background information about the Nominees is set forth below. The Nominees are not receiving any compensation from any of the Participants or any of their affiliates in connection with this proxy solicitation. If elected by the Stockholders at the Annual Meeting, it is expected that a Nominee could receive compensation similar to the compensation received by the other independent directors of BioMarin.

RICHARD B. BREWER, age 54, is the founding partner of Crest Asset Management, a management advisory and investment firm, a position he has held since January 2003. From September 1998 until February 2004, Mr. Brewer served as Chief Executive Officer and President of Scios Inc., a biopharmaceutical company. Mr. Brewer is an advisory board member for the Center for Accelerating Medical Solutions, a non-profit organization dedicated to expediting the discovery and development of life-saving drugs. Mr. Brewer is Chairman of the Board of Directors of Dendreon Corporation and a director of Corgentech Inc., two publicly traded biopharmaceutical companies. Mr. Brewer also serves as a director of Agensys, Inc. and Corus Pharma, two privately held biotechnology companies. He is an advisory board member at the Kellogg Graduate School of Management Center for Biotechnology at Northwestern University. Mr. Brewer received a B.S. from Virginia Polytechnic Institute and an M.B.A. from Northwestern University.

JOSEPH KLEIN, III, age 44, is currently Managing Director of Gauss Capital Advisors, LLC, a financial consulting and investment advisory firm focused on biopharmaceuticals, which he founded in March 1998. In addition to his investment advisory and financial consulting activities, Mr. Klein currently serves as a Venture Partner of Red Abbey Venture Partners, LP, a life sciences private equity fund. From September 2001 to September 2002, Mr. Klein was a Venture Partner of MPM Capital, one of the largest healthcare venture capital firms in the world with over $2.2 billion under management. From June 1999 to September 2000 when it merged with WebMD Corporation, Mr. Klein served as Vice President, Strategy for Medical Manager Corporation, a leading developer of physician office management information systems. Mr. Klein serves on the board of directors of three publicly held biotechnology companies: Genaissance Pharmaceuticals, Inc., Guilford Pharmaceuticals, Inc. and NPS Pharmaceuticals, Inc.; as well as two private health care companies: Keel Pharmaceuticals, Inc. and the Maryland Medical Research Institute. Mr. Klein received a B.A. summa cum laude in economics from Yale University, where he was elected to Phi Beta Kappa, and an M.B.A. from the Stanford Graduate School of Business.

ALAN J. LEWIS, age 59, since 2000, has been the President of Celgene Signal Research, a wholly owned subsidiary of the Celgene Corporation, an integrated pharmaceutical company. Celgene Signal Research focuses on the discovery and development of drugs that regulate genes associated with diseases. Previously, he was the President and Chief Executive Officer of Signal Pharmaceuticals, Inc., where he guided the company to its successful acquisition by Celgene for $275 million in 2000. Before joining Signal Pharmaceuticals, Dr. Lewis held a number of positions at Wyeth-Ayerst Research and its predecessor Wyeth Laboratories, Inc. from 1979-1994, including Vice President of Research at Wyeth-Ayerst. Dr. Lewis has published over 120 full manuscripts and has written and edited seven books and 100 abstracts. Dr. Lewis was a Research Associate at Yale University from 1972-1973. Dr. Lewis received a B.Sc. in Physiology and Biochemistry from Southampton University, Southampton, Hampshire, U.K. and a Ph.D. in Pharmacology from the University of Wales, Cardiff, U.K.

WE STRONGLY URGE YOU TO VOTE FOR THE ELECTION OF RICHARD B. BREWER, JOSEPH KLEIN, III AND ALAN J. LEWIS BY SIGNING, DATING AND RETURNING THE ENCLOSED BLUE PROXY CARD IN THE POSTAGE PAID ENVELOPE PROVIDED TO YOU WITH THIS PROXY STATEMENT. IF YOU HAVE SIGNED THE BLUE PROXY CARD AND NO MARKING IS MADE, YOU WILL BE DEEMED TO HAVE GIVEN A DIRECTION TO VOTE ALL THE SHARES REPRESENTED BY THE BLUE PROXY CARD FOR THE ELECTION OF RICHARD B. BREWER, JOSEPH KLEIN, III AND ALAN J. LEWIS AND FOR THE PERSONS WHO HAVE BEEN NOMINATED BY BIOMARIN (OTHER THAN ERICH SAGER, JOHN URQUHART AND GWYNN R. WILLIAMS).

Appendix I attached hereto sets forth, as to each of the Nominees and the other Participants, all transactions in securities of BioMarin effected during the past two years.

Except as set forth herein or in Appendix I attached hereto, none of the Nominees or any of the other Participants: (i) owns any securities of BioMarin of record but not beneficially; (ii) owns beneficially any securities of BioMarin or any parent or subsidiary of BioMarin; (iii) has any agreement or understanding with any person with respect to any future employment by BioMarin or its affiliates; (iv) has any agreement or understanding with any person with respect to any future transactions to which BioMarin or any of its affiliates will or may be a party; (v) has engaged in or had a direct or indirect interest in any transaction, or series of similar transactions, since the beginning of BioMarin’s last fiscal year, or any currently proposed transaction, or series of similar transactions, to which BioMarin or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $60,000; (vi) borrowed any funds for the purpose of acquiring or holding any securities of BioMarin; (vii) is presently, or has been within the past year, a party to any contract, arrangement or understanding with any person with respect to securities of BioMarin; or (viii) will receive any special compensation in connection with the proxy solicitation. Other than as disclosed in this Proxy Statement, no securities of BioMarin are beneficially owned by any of the associates of the Participants.

PROPOSAL 2: RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

According to BioMarin’s Proxy Statement, BioMarin is soliciting proxies with respect to one proposal other than the election of directors. This proposal is discussed briefly below.

At the Annual Meeting, the Stockholders will be asked to ratify the appointment of KPMG LLP, an independent registered public accounting firm, to audit the financial statements of BioMarin for the year ending December 31, 2005. BioMarin’s board of directors unanimously recommended a vote in favor of this proposal. Please refer to BioMarin’s Proxy Statement for a detailed discussion of the other proposal, including various arguments in favor of this proposal. The Participants recommend that stockholders vote FOR this proposal. IF YOU HAVE SIGNED THE BLUE PROXY CARD AND NO MARKING IS MADE, YOU WILL BE DEEMED TO HAVE GIVEN A DIRECTION TO VOTING ALL THE SHARES REPRESENTED BY THE BLUE PROXY CARD FOR THIS PROPOSAL.

VOTING ON PROPOSAL 2

The accompanying BLUE proxy card will be voted in accordance with your instruction on such card. You may vote for or vote against, or abstain from voting on, Proposal 2 described above by marking the proper box on the BLUE proxy card.

OTHER PROPOSALS

The Participants and their affiliates know of no other business to be presented at the 2005 Annual Meeting. If any other matters should properly come before the Annual Meeting, it is intended that the persons named on the enclosed BLUE proxy card will vote that proxy on such other matters in accordance with their judgment. The Participants will not use such discretionary authority to vote the proxies for matters of which the Participants are aware a reasonable time before the Annual Meeting.

VOTING PROCEDURES

According to BioMarin’s Proxy Statement, the voting procedures for the Annual Meeting are as set forth below.

The Bylaws of BioMarin provide that a majority of all the Shares entitled to vote, whether present in person or by proxy, shall constitute a quorum for the transaction of business at the Annual Meeting. Broker non-votes are shares held in street name for which the broker has not received instructions from the beneficial owners or other persons entitled to vote and the broker does not have discretionary voting authority. Abstentions and broker non-votes will be counted as shares present for purposes of determining whether a quorum is present. If a quorum is not present or represented, then either the chairman of the Annual Meeting or the Stockholders entitled to vote at the Annual Meeting, present in person or represented by proxy, will have the power to adjourn the Annual Meeting from time to time, without notice other than an announcement at the Annual Meeting, until a quorum is present. At any adjourned Annual Meeting at which a quorum is present, any business may be transacted that might have been transacted at the Annual Meeting as originally notified. If the adjournment is for more than 30 days, or if after that adjournment a new record date is fixed for the adjourned Annual Meeting, a notice of the adjourned Annual Meeting shall be given to each Stockholder of record entitled to vote at the adjourned Annual Meeting.

When proxies are properly executed and returned, the Shares represented by such proxies will be voted at the Annual Meeting in accordance with the instructions of the Stockholder. If no specific instructions are given, the Shares represented by an executed BLUE Proxy Card will be voted (i) FOR the election of the Nominees for directors and for the persons who have been nominated by BioMarin (other than Erich Sager, John Urquhart and Gwynn R. Williams) with respect to Proposal 1, and for Proposal 2 set forth herein; and (ii) FOR the ratification of the selection of KPMG LLP as the independent registered public accounting firm for BioMarin for the year ending December 31, 2005. The Participants and their affiliates know of no other business that will be presented at the Annual Meeting. If, however, other matters are properly presented, the persons named in the enclosed BLUE Proxy Card will vote the Shares represented thereby in accordance with their best judgment pursuant to the discretionary authority granted in the proxy.

Whether or not you are able to attend the Annual Meeting, you are urged to complete the enclosed BLUE proxy and return it in the enclosed self-addressed, prepaid envelope. All valid proxies received prior to the meeting will be voted. If you specify a choice with respect to any item by marking the appropriate box on the proxy, the Shares will be voted in accordance with that specification. IF NO SPECIFICATION IS MADE, THE PERSONS NAMED ON THE ENCLOSED BLUE PROXY CARD WILL VOTE YOUR SHARES FOR RICHARD B. BREWER, JOSEPH KLEIN, III AND ALAN J. LEWIS AND FOR THE PERSONS WHO HAVE BEEN NOMINATED BY BIOMARIN (OTHER THAN ERICH SAGER, JOHN URQUHART AND GWYNN R. WILLIAMS) WITH RESPECT TO PROPOSAL 1, AND FOR PROPOSAL 2.

PROXY PROCEDURES

WE STRONGLY URGE YOU TO VOTE FOR THE ELECTION OF RICHARD B. BREWER, JOSEPH KLEIN, III AND ALAN J. LEWIS. IF YOU WISH TO DO SO, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED BLUE PROXY CARD IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.

If you have any questions about giving your proxy or require assistance, please call:

GEORGESON SHAREHOLDER COMMUNICATIONS INC.

17 State Street, 10th Floor

New York, NY 10004

Banks and Brokers Call Collect: (212) 440-9800

All Other Stockholders Call Toll-Free: (800) 279-8713

The accompanying BLUE proxy card will be voted at the Annual Meeting in accordance with your instructions on such card.

REVOCATION OF PROXIES

Any Stockholder who has mailed a proxy card to BioMarin may revoke it before it is voted by mailing a duly executed proxy card to the Participants bearing a date LATER than the proxy card delivered to BioMarin. Proxies may also be revoked at any time prior to voting by: (i) delivering to BioMarin (Attention: G. Eric Davis, Vice President, Corporate Counsel and Assistant Secretary) a written notice stating that the proxy is revoked; (ii) delivering a duly executed proxy bearing a later date than the proxy delivered previously; or (iii) attending the Annual Meeting and voting in person.

Only Stockholders of record as of the close of business on the Record Date will be entitled to vote. If you were a Stockholder of record on the Record Date, you will retain your voting rights at the Annual Meeting even if you sell such Shares after the Record Date. Accordingly, it is important that you vote the Shares held by you on the Record Date, or grant a proxy to vote such Shares on the BLUE proxy card, even if you sell such Shares after the Record Date.

IF YOUR SHARES ARE HELD IN THE NAME OF A BROKERAGE FIRM, BANK, BANK NOMINEE OR OTHER INSTITUTION ON THE RECORD DATE, ONLY IT CAN VOTE SUCH SHARES AND ONLY UPON RECEIPT OF YOUR SPECIFIC INSTRUCTIONS. ACCORDINGLY, PLEASE CONTACT THE PERSON RESPONSIBLE FOR YOUR ACCOUNT AND INSTRUCT THAT PERSON TO EXECUTE ON YOUR BEHALF THE BLUE PROXY CARD AS SOON AS POSSIBLE.

COST AND METHOD OF SOLICITATION

OrbiMed Advisors has retained Georgeson Shareholder Communications Inc. (“Georgeson”) to conduct the solicitation, for which Georgeson is to receive a fee not to exceed $175,000, exclusive of out-of-pocket expenses. OrbiMed Advisors has agreed to indemnify Georgeson against certain liabilities and expenses. As part of the solicitation, the OrbiMed Entities, Mr. Isaly, the Nominees and Georgeson may communicate with Stockholders of BioMarin by mail, courier services, Internet, advertising, telephone or telecopier or in person, but it is not anticipated that Stockholders will be asked to submit proxies by telephone or internet. It is anticipated that Georgeson will employ approximately 50 persons to solicit proxies from Stockholders for the Annual Meeting. The total expenditures in furtherance of, or in connection with, the solicitation of proxies is approximately $200,000 to date, and is estimated to be up to $450,000 in total.

The Fund Entities will pay all costs related to the solicitation of proxies (including expenditures for public relations and financial advisers, proxy solicitors, advertising, printing, transportation and related expenses). The Fund Entities do not intend to seek reimbursement for the costs and expenses associated with the proxy solicitation in the event that the Nominees are elected to the Board of Directors of BioMarin.

ADDITIONAL INFORMATION

Certain information regarding the securities of BioMarin held by BioMarin’s directors, nominees, management and 5% Stockholders is contained in BioMarin’s Proxy Statement. Information concerning the date by which proposals of Stockholders intended to be presented at the next annual meeting of Stockholders of BioMarin must be received by BioMarin for inclusion in BioMarin’s Proxy Statement and form of proxy for that meeting is also contained in BioMarin’s Proxy Statement. This information is contained in BioMarin’s public filings. The Participants assume no responsibility for the accuracy or completeness of such information.

Date: May 23, 2005	CADUCEUS CAPITAL MASTER FUND LIMITED
CADUCEUS CAPITAL II, L.P.
ORBIMED ADVISORS LLC
ORBIMED CAPITAL LLC
SAMUEL D. ISALY

APPENDIX I

SUPPLEMENTAL INFORMATION

Set forth below are the dates and amounts of each Participant’s purchases and sales of Shares of BioMarin within the past two years. The transactions were effected on the open market. None of the purchase price or market value of those Shares is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities.

APPENDIX I

SUPPLEMENTAL NOMINEE AND OTHER INFORMATION

Set forth below are the dates and amounts of each Participant’s purchases and sales of Shares of BioMarin within the past two years.

Name	Date	Number of Shares	Transaction Type
Caduceus Capital Master Fund Limited (1)	08/05/03	48,100	Purchase
	08/07/03	3,900	Sale
	08/08/03	1,200	Sale
	08/12/03	2,600	Sale
	08/21/03	40,400	Sale
	10/28/03	85,600	Purchase
	10/29/03	11,400	Purchase
	03/04/04	6,100	Purchase
	03/05/04	18,300	Purchase
	03/08/04	31,600	Purchase
	03/09/04	34,000	Purchase
	03/10/04	26,700	Purchase
	03/11/04	29,200	Purchase
	03/12/04	61,500	Purchase
	03/15/04	35,700	Purchase
	03/16/04	188,000	Purchase
	03/17/04	193,700	Purchase
	03/18/04	4,900	Purchase
	03/19/04	14,000	Purchase
	03/22/04	20,900	Purchase
	03/23/04	3,400	Purchase
	07/27/04	27,200	Purchase
	07/28/04	54,400	Purchase
	07/29/04	31,300	Purchase
	07/30/04	40,900	Purchase
	08/02/04	38,100	Purchase
	08/03/04	81,700	Purchase
	08/04/04	29,400	Purchase
	08/23/04	15,900	Purchase
	08/24/04	30,300	Purchase
	08/26/04	33,800	Purchase
	08/27/04	34,700	Purchase
	08/30/04	46,700	Purchase

Name	Date	Number of Shares	Transaction Type
	08/31/04	15,000	Purchase
	09/03/04	6,700	Purchase
	09/07/04	59,800	Purchase
	09/08/04	22,500	Purchase
	09/09/04	6,500	Purchase
	09/10/04	9,000	Purchase
	09/13/04	17,600	Purchase
	09/14/04	5,100	Purchase
	09/15/04	20,400	Purchase
	09/16/04	700	Purchase
	09/17/04	37,300	Purchase
Caduceus Capital II, L.P. (2)	08/05/03	24,700	Purchase
	08/07/03	2,000	Sale
	08/08/03	600	Sale
	08/12/03	1,300	Sale
	08/21/03	20,800	Sale
	10/28/03	41,500	Purchase
	10/29/03	5,500	Purchase
	03/04/04	2,600	Purchase
	03/05/04	7,900	Purchase
	03/08/04	13,700	Purchase
	03/09/04	15,000	Purchase
	03/10/04	11,600	Purchase
	03/11/04	12,600	Purchase
	03/12/04	26,600	Purchase
	03/15/04	15,400	Purchase
	03/16/04	81,000	Purchase
	03/17/04	83,900	Purchase
	03/18/04	2,100	Purchase
	03/19/04	6,100	Purchase
	03/22/04	9,000	Purchase
	03/23/04	1,500	Purchase
	05/04/04	53,700	Purchase
	05/05/04	53,700	Purchase
	07/27/04	6,200	Purchase
	07/28/04	12,300	Purchase
	07/29/04	7,100	Purchase
	07/30/04	9,200	Purchase
	08/02/04	8,600	Purchase
	08/03/04	18,500	Purchase
	08/04/04	6,700	Purchase
	08/23/04	7,600	Purchase
	08/24/04	14,600	Purchase
	08/26/04	16,300	Purchase
	08/27/04	16,700	Purchase
	08/30/04	22,600	Purchase
	08/31/04	7,200	Purchase
	09/03/04	3,200	Purchase
	09/07/04	28,900	Purchase
	09/08/04	10,900	Purchase
	09/09/04	3,100	Purchase

Name	Date	Number of Shares	Transaction Type
	09/10/04	4,300	Purchase
	09/13/04	8,500	Purchase
	09/14/04	2,500	Purchase
	09/15/04	7,600	Purchase
	09/16/04	200	Purchase
	09/17/04	13,800	Purchase
UBS Eucalyptus Fund, LLC (2)	08/05/03	53,300	Purchase
	08/07/03	4,300	Sale
	08/08/03	1,400	Sale
	08/12/03	3,500	Sale
	08/21/03	44,100	Sale
	10/28/03	81,100	Purchase
	10/29/03	10,900	Purchase
	03/04/04	6,300	Purchase
	03/05/04	18,800	Purchase
	03/08/04	32,600	Purchase
	03/09/04	35,000	Purchase
	03/10/04	27,600	Purchase
	03/11/04	30,100	Purchase
	03/12/04	63,400	Purchase
	03/15/04	36,900	Purchase
	03/16/04	194,000	Purchase
	03/17/04	199,700	Purchase
	03/18/04	5,000	Purchase
	03/19/04	14,400	Purchase
	03/22/04	21,700	Purchase
	03/23/04	3,500	Purchase
	07/27/04	13,000	Purchase
	07/28/04	26,100	Purchase
	07/29/04	15,000	Purchase
	07/30/04	19,500	Purchase
	08/02/04	18,200	Purchase
	08/03/04	39,100	Purchase
	08/04/04	14,100	Purchase
	08/23/04	13,300	Purchase
	08/24/04	25,400	Purchase
	08/26/04	28,400	Purchase
	08/27/04	29,200	Purchase
	08/30/04	39,300	Purchase
	08/31/04	12,600	Purchase
	09/03/04	5,700	Purchase
	09/07/04	50,300	Purchase
	09/08/04	18,900	Purchase
	09/09/04	5,500	Purchase
	09/10/04	7,500	Purchase
	09/13/04	14,900	Purchase
	09/14/04	4,300	Purchase
	09/15/04	6,500	Purchase
	09/16/04	200	Purchase
	09/17/04	12,000	Purchase

Name	Date	Number of Shares	Transaction Type
PaineWebber Eucalyptus Fund, Ltd. (2)	08/05/03	7,800	Purchase
	08/07/03	600	Sale
	08/08/03	200	Sale
	08/12/03	500	Sale
	08/21/03	6,500	Sale
	10/28/03	12,300	Purchase
	10/29/03	1,700	Purchase
	03/04/04	800	Purchase
	03/05/04	2,300	Purchase
	03/08/04	3,900	Purchase
	03/09/04	4,000	Purchase
	03/10/04	3,300	Purchase
	03/11/04	3,600	Purchase
	03/12/04	7,700	Purchase
	03/15/04	4,400	Purchase
	03/16/04	24,000	Purchase
	03/17/04	23,700	Purchase
	03/18/04	600	Purchase
	03/19/04	1,700	Purchase
	03/22/04	2,600	Purchase
	03/23/04	400	Purchase
	07/27/04	800	Purchase
	07/28/04	1,600	Purchase
	07/29/04	900	Purchase
	07/30/04	1,200	Purchase
	08/02/04	1,200	Purchase
	08/03/04	2,400	Purchase
	08/04/04	900	Purchase
	08/23/04	1,600	Purchase
	08/24/04	3,000	Purchase
	08/26/04	3,300	Purchase
	08/27/04	3,400	Purchase
	08/30/04	4,600	Purchase
	08/31/04	1,500	Purchase
	09/03/04	700	Purchase
	09/07/04	5,900	Purchase
	09/08/04	2,200	Purchase
	09/09/04	600	Purchase
	09/10/04	900	Purchase
	09/13/04	1,700	Purchase
	09/14/04	500	Purchase
	09/15/04	1,100	Purchase
	09/17/04	2,000	Purchase
	01/07/05	11,500	Sale
HFR SHC Aggressive Fund(1)	08/05/03	2,000	Purchase
	08/07/03	200	Sale
	08/08/03	100	Sale
	08/12/03	100	Sale
	08/21/03	1,600	Sale
	10/28/03	3,500	Purchase
	10/29/03	500	Purchase

Name	Date	Number of Shares	Transaction Type
	02/11/04	24,000	Purchase
	03/04/04	700	Purchase
	03/05/04	2,200	Purchase
	03/08/04	3,900	Purchase
	03/09/04	4,000	Purchase
	03/10/04	3,300	Purchase
	03/11/04	3,600	Purchase
	03/12/04	7,600	Purchase
	03/15/04	4,700	Purchase
	03/16/04	23,000	Purchase
	03/17/04	23,900	Purchase
	03/18/04	600	Purchase
	03/19/04	1,800	Purchase
	03/22/04	2,600	Purchase
	03/23/04	400	Purchase
	07/27/04	2,800	Purchase
	07/28/04	5,600	Purchase
	07/29/04	3,200	Purchase
	07/30/04	4,200	Purchase
	08/02/04	3,900	Purchase
	08/03/04	8,300	Purchase
	08/04/04	3,000	Purchase
	08/23/04	1,500	Purchase
	08/24/04	2,800	Purchase
	08/26/04	3,200	Purchase
	08/27/04	3,200	Purchase
	08/30/04	4,400	Purchase
	08/31/04	1,400	Purchase
	09/03/04	600	Purchase
	09/07/04	5,600	Purchase
	09/08/04	2,100	Purchase
	09/09/04	600	Purchase
	09/10/04	800	Purchase
	09/13/04	1,600	Purchase
	09/14/04	500	Purchase
	09/17/04	700	Purchase
	11/12/04	54,000	Purchase
	04/07/05	18,000	Purchase
Knightsbridge Post Venture IV L.P. (2)	08/05/03	21,500	Purchase
	08/07/03	1,800	Sale
	08/08/03	600	Sale
	08/12/03	1,000	Sale
	08/21/03	18,100	Sale
	03/04/04	700	Purchase
	03/05/04	2,200	Purchase
	03/08/04	3,800	Purchase
	03/09/04	4,000	Purchase
	03/10/04	3,200	Purchase
	03/11/04	3,500	Purchase
	03/12/04	7,400	Purchase
	03/15/04	4,300	Purchase

Name	Date	Number of Shares	Transaction Type
	03/16/04	23,000	Purchase
	03/17/04	22,800	Purchase
	03/18/04	600	Purchase
	03/19/04	1,600	Purchase
	03/22/04	2,500	Purchase
	03/23/04	400	Purchase
	04/07/04	11,000	Purchase
	06/01/04	12,000	Purchase
	06/02/04	4,300	Purchase
	06/04/04	6,100	Purchase
	06/18/04	10,600	Purchase
	06/21/04	4,500	Purchase
	08/23/04	500	Purchase
	08/24/04	1,000	Purchase
	08/26/04	1,100	Purchase
	08/27/04	1,100	Purchase
	08/30/04	1,500	Purchase
	08/31/04	500	Purchase
	09/03/04	200	Purchase
	09/07/04	1,900	Purchase
	09/08/04	700	Purchase
	09/09/04	200	Purchase
	09/10/04	300	Purchase
	09/13/04	600	Purchase
	09/14/04	200	Purchase
	09/15/04	4,400	Purchase
	09/16/04	100	Purchase
	09/17/04	8,200	Purchase
Knightsbridge Integrated Holdings, V, LP (2)	08/05/03	17,600	Purchase
	08/07/03	1,400	Sale
	08/08/03	500	Sale
	08/12/03	800	Sale
	08/21/03	14,900	Sale
	03/04/04	600	Purchase
	03/05/04	1,900	Purchase
	03/08/04	3,400	Purchase
	03/09/04	4,000	Purchase
	03/10/04	2,800	Purchase
	03/11/04	3,100	Purchase
	03/12/04	6,500	Purchase
	03/15/04	3,800	Purchase
	03/16/04	20,000	Purchase
	03/17/04	20,400	Purchase
	03/18/04	500	Purchase
	03/19/04	1,500	Purchase
	03/22/04	2,200	Purchase
	03/23/04	300	Purchase
	06/01/04	12,000	Purchase
	06/02/04	4,300	Purchase
	06/04/04	6,200	Purchase
	06/18/04	12,300	Purchase

Name	Date	Number of Shares	Transaction Type
	06/21/04	5,200	Purchase
	08/23/04	500	Purchase
	08/24/04	900	Purchase
	08/26/04	1,000	Purchase
	08/27/04	1,000	Purchase
	08/30/04	1,400	Purchase
	08/31/04	400	Purchase
	09/03/04	200	Purchase
	09/07/04	1,800	Purchase
	09/08/04	700	Purchase
	09/09/04	200	Purchase
	09/10/04	300	Purchase
	09/13/04	500	Purchase
	09/14/04	100	Purchase
	09/15/04	9,500	Purchase
	09/16/04	300	Purchase
	09/17/04	17,200	Purchase
	01/12/05	25,400	Purchase
Knightsbridge Netherlands II, L.P. (2)	08/05/03	7,000	Purchase
	08/07/03	600	Sale
	08/08/03	200	Sale
	08/12/03	300	Sale
	08/21/03	5,900	Sale
	03/04/04	200	Purchase
	03/05/04	700	Purchase
	03/08/04	1,100	Purchase
	03/09/04	1,000	Purchase
	03/10/04	1,000	Purchase
	03/11/04	1,100	Purchase
	03/12/04	2,200	Purchase
	03/15/04	1,300	Purchase
	03/16/04	7,000	Purchase
	03/17/04	6,900	Purchase
	03/18/04	200	Purchase
	03/19/04	500	Purchase
	03/22/04	700	Purchase
	03/23/04	100	Purchase
	06/01/04	4,300	Purchase
	06/02/04	1,500	Purchase
	06/04/04	2,200	Purchase
	08/23/04	200	Purchase
	08/24/04	300	Purchase
	08/26/04	400	Purchase
	08/27/04	400	Purchase
	08/30/04	500	Purchase
	08/31/04	200	Purchase
	09/03/04	100	Purchase
	09/07/04	700	Purchase
	09/08/04	200	Purchase
	09/09/04	100	Purchase
	09/10/04	100	Purchase

Name	Date	Number of Shares	Transaction Type
	09/13/04	200	Purchase
	09/14/04	100	Purchase
	09/15/04	1,600	Purchase
	09/17/04	2,900	Purchase
	01/12/05	6,100	Purchase
Knightsbridge Integrated Holdings IV Post Venture, LP (2)	08/05/03	12,700	Purchase
	08/07/03	1,000	Sale
	08/08/03	300	Sale
	08/12/03	500	Sale
	08/21/03	10,900	Sale
	03/04/04	400	Purchase
	03/05/04	1,100	Purchase
	03/08/04	2,000	Purchase
	03/09/04	2,000	Purchase
	03/10/04	1,700	Purchase
	03/11/04	1,800	Purchase
	03/12/04	3,900	Purchase
	03/15/04	2,200	Purchase
	03/16/04	12,000	Purchase
	03/17/04	12,200	Purchase
	03/18/04	300	Purchase
	03/19/04	900	Purchase
	03/22/04	1,300	Purchase
	03/23/04	200	Purchase
	06/01/04	6,400	Purchase
	06/02/04	2,300	Purchase
	06/04/04	3,200	Purchase
	08/23/04	300	Purchase
	08/24/04	600	Purchase
	08/26/04	600	Purchase
	08/27/04	600	Purchase
	08/30/04	900	Purchase
	08/31/04	300	Purchase
	09/03/04	100	Purchase
	09/07/04	1,100	Purchase
	09/08/04	400	Purchase
	09/09/04	100	Purchase
	09/10/04	200	Purchase
	09/13/04	300	Purchase
	09/14/04	100	Purchase
	09/15/04	900	Purchase
	09/17/04	1,600	Purchase
	02/09/05	1,200	Sale
Knightsbridge Post Venture III, LP (2)	08/05/03	12,400	Purchase
	08/07/03	1,000	Sale
	08/08/03	300	Sale
	08/12/03	600	Sale
	08/21/03	10,500	Sale
	03/04/04	400	Purchase
	03/05/04	1,100	Purchase

Name	Date	Number of Shares	Transaction Type
	03/08/04	1,900	Purchase
	03/09/04	2,000	Purchase
	03/10/04	1,600	Purchase
	03/11/04	1,700	Purchase
	03/12/04	3,700	Purchase
	03/15/04	2,200	Purchase
	03/16/04	11,000	Purchase
	03/17/04	11,700	Purchase
	03/18/04	300	Purchase
	03/19/04	900	Purchase
	03/22/04	1,300	Purchase
	03/23/04	200	Purchase
	06/01/04	6,700	Purchase
	06/02/04	2,400	Purchase
	06/04/04	3,500	Purchase
	08/23/04	300	Purchase
	08/24/04	500	Purchase
	08/26/04	600	Purchase
	08/27/04	600	Purchase
	08/30/04	800	Purchase
	08/31/04	300	Purchase
	09/03/04	100	Purchase
	09/07/04	1,100	Purchase
	09/08/04	400	Purchase
	09/09/04	100	Purchase
	09/10/04	200	Purchase
	09/13/04	300	Purchase
	09/14/04	100	Purchase
	09/15/04	2,100	Purchase
	09/16/04	100	Purchase
	09/17/04	3,800	Purchase
	02/09/05	9,000	Sale
	02/11/05	5,200	Sale
Knightsbridge Netherlands I LP (2)	08/05/03	7,800	Purchase
	08/07/03	600	Sale
	08/08/03	200	Sale
	08/12/03	300	Sale
	08/21/03	6,700	Sale
	03/04/04	300	Purchase
	03/05/04	800	Purchase
	03/08/04	1,500	Purchase
	03/09/04	2,000	Purchase
	03/10/04	1,200	Purchase
	03/11/04	1,300	Purchase
	03/12/04	2,800	Purchase
	03/15/04	1,600	Purchase
	03/16/04	9,000	Purchase
	03/17/04	8,600	Purchase
	03/18/04	200	Purchase
	03/19/04	600	Purchase
	03/22/04	900	Purchase

Name	Date	Number of Shares	Transaction Type
	03/23/04	200	Purchase
	06/01/04	4,900	Purchase
	06/02/04	1,700	Purchase
	06/04/04	2,500	Purchase
	08/23/04	200	Purchase
	08/24/04	400	Purchase
	08/26/04	500	Purchase
	08/27/04	500	Purchase
	08/30/04	700	Purchase
	08/31/04	200	Purchase
	09/03/04	100	Purchase
	09/07/04	800	Purchase
	09/08/04	300	Purchase
	09/09/04	100	Purchase
	09/10/04	100	Purchase
	09/13/04	200	Purchase
	09/14/04	100	Purchase
	09/15/04	1,300	Purchase
	09/17/04	2,400	Purchase
	02/09/05	200	Sale
Knightsbridge Netherlands III LP (2)	08/05/03	2,000	Purchase
	08/07/03	200	Sale
	08/08/03	100	Sale
	08/12/03	100	Sale
	08/21/03	1,600	Sale
	03/04/04	100	Purchase
	03/05/04	300	Purchase
	03/08/04	500	Purchase
	03/09/04	1,000	Purchase
	03/10/04	400	Purchase
	03/11/04	500	Purchase
	03/12/04	1,000	Purchase
	03/15/04	600	Purchase
	03/16/04	3,000	Purchase
	03/17/04	3,400	Purchase
	03/18/04	100	Purchase
	03/19/04	200	Purchase
	03/22/04	300	Purchase
	03/23/04	100	Purchase
	05/12/04	3,400	Purchase
	06/01/04	1,800	Purchase
	06/02/04	600	Purchase
	06/04/04	900	Purchase
	08/12/04	3,300	Purchase
	08/23/04	100	Purchase
	08/24/04	200	Purchase
	08/26/04	200	Purchase
	08/27/04	200	Purchase
	08/30/04	200	Purchase
	08/31/04	100	Purchase
	09/07/04	300	Purchase

Name	Date	Number of Shares	Transaction Type
	09/08/04	100	Purchase
	09/13/04	100	Purchase
	09/15/04	700	Purchase
	09/17/04	1,300	Purchase
	01/12/05	7,600	Purchase
	03/04/05	1,100	Purchase
Knightsbridge Integrated Holdings II Limited (2)	08/05/03	13,300	Purchase
	08/07/03	1,100	Sale
	08/08/03	300	Sale
	08/12/03	600	Sale
	08/21/03	11,300	Sale
	03/04/04	400	Purchase
	03/05/04	1,200	Purchase
	03/08/04	2,100	Purchase
	03/09/04	2,000	Purchase
	03/10/04	1,800	Purchase
	03/11/04	2,000	Purchase
	03/12/04	4,200	Purchase
	03/15/04	2,500	Purchase
	03/16/04	13,000	Purchase
	03/17/04	12,900	Purchase
	03/18/04	300	Purchase
	03/19/04	900	Purchase
	03/22/04	1,500	Purchase
	03/23/04	200	Purchase
	06/01/04	8,000	Purchase
	06/02/04	2,900	Purchase
	06/04/04	4,000	Purchase
	08/23/04	300	Purchase
	08/24/04	600	Purchase
	08/26/04	700	Purchase
	08/27/04	700	Purchase
	08/30/04	1,000	Purchase
	08/31/04	300	Purchase
	09/03/04	100	Purchase
	09/07/04	1,300	Purchase
	09/08/04	500	Purchase
	09/09/04	100	Purchase
	09/10/04	200	Purchase
	09/13/04	400	Purchase
	09/14/04	100	Purchase
	09/15/04	2,200	Purchase
	09/16/04	100	Purchase
	09/17/04	4,000	Purchase
	02/09/05	6,700	Sale
	02/11/05	4,400	Sale
Knightsbridge Venture Capital IV, L.P. (2)	08/05/03	2,000	Purchase
	08/07/03	200	Sale
	08/08/03	100	Sale
	08/12/03	100	Sale
	08/21/03	1,600	Sale

Name	Date	Number of Shares	Transaction Type
	03/04/04	100	Purchase
	03/05/04	400	Purchase
	03/08/04	700	Purchase
	03/09/04	1,000	Purchase
	03/10/04	600	Purchase
	03/11/04	600	Purchase
	03/12/04	1,400	Purchase
	03/15/04	800	Purchase
	03/16/04	4,000	Purchase
	03/17/04	4,400	Purchase
	03/18/04	100	Purchase
	03/19/04	300	Purchase
	03/22/04	500	Purchase
	03/23/04	100	Purchase
	05/05/04	2,600	Purchase
	06/01/04	2,200	Purchase
	06/02/04	800	Purchase
	06/04/04	1,100	Purchase
	06/21/04	2,300	Purchase
	08/23/04	100	Purchase
	08/24/04	100	Purchase
	08/26/04	200	Purchase
	08/27/04	200	Purchase
	08/30/04	200	Purchase
	08/31/04	100	Purchase
	09/07/04	300	Purchase
	09/08/04	100	Purchase
	09/13/04	100	Purchase
	09/15/04	2,100	Purchase
	09/16/04	100	Purchase
	09/17/04	3,900	Purchase
	03/04/05	9,500	Purchase
Knightsbridge Venture Capital III LP (2)	08/05/03	800	Purchase
	08/07/03	100	Sale
	08/21/03	700	Sale
	03/04/04	100	Purchase
	03/05/04	300	Purchase
	03/08/04	600	Purchase
	03/09/04	1,000	Purchase
	03/10/04	500	Purchase
	03/11/04	500	Purchase
	03/12/04	1,100	Purchase
	03/15/04	600	Purchase
	03/16/04	3,000	Purchase
	03/17/04	3,500	Purchase
	03/18/04	100	Purchase
	03/19/04	300	Purchase
	03/22/04	300	Purchase
	03/23/04	100	Purchase
	05/05/04	1,700	Purchase
	06/01/04	1,700	Purchase

Name	Date	Number of Shares	Transaction Type
	06/02/04	600	Purchase
	06/04/04	900	Purchase
	06/21/04	1,800	Purchase
	08/23/04	100	Purchase
	08/24/04	100	Purchase
	08/26/04	100	Purchase
	08/27/04	100	Purchase
	08/30/04	200	Purchase
	09/07/04	200	Purchase
	09/08/04	100	Purchase
	09/13/04	100	Purchase
	09/15/04	500	Purchase
	09/17/04	800	Purchase
	01/12/05	6,600	Purchase
	03/04/05	1,900	Purchase
	04/08/05	800	Purchase
Knightsbridge Venture Capital VI, L.P. (2)	12/14/04	14,000	Purchase
	03/04/05	1,500	Purchase
Finsbury Worldwide Pharmaceutical Trust PLC (1)	03/04/04	5,200	Purchase
	03/05/04	15,500	Purchase
	03/08/04	26,700	Purchase
	03/09/04	28,000	Purchase
	03/10/04	22,700	Purchase
	03/11/04	24,800	Purchase
	03/12/04	52,000	Purchase
	03/15/04	30,300	Purchase
	03/16/04	160,000	Purchase
	03/17/04	163,300	Purchase
	03/18/04	4,100	Purchase
	03/19/04	11,800	Purchase
	03/22/04	17,700	Purchase
	03/23/04	2,900	Purchase
	10/12/04	184,000	Purchase
	12/20/04	73,500	Purchase
	12/21/04	5,000	Purchase
	12/27/04	1,0000	Purchase
	01/03/05	38,500	Purchase
PHARMA/wHEALTH (2)	04/14/05	41,000	Purchase
(1) The transactions were undertaken by OrbiMed Capital LLC on behalf of such Fund Entity. (2) The transactions were undertaken by OrbiMed Advisors LLC on behalf of such Fund Entity.
Name	Date	Number of Shares	Transaction Type
Richard B. Brewer	06/10/2003	20,820	Purchase
Richard B. Brewer	06/19/2003	10,000	Purchase
Richard B. Brewer	06/24/2003	9,180	Purchase
Richard B. Brewer	07/29/2003	54,694	Purchase
Richard B. Brewer	07/30/2003	45,306	Purchase
Joseph Klein, III	03/23/05	5,000	Purchase
Joseph Klein, III	04/04/05	7,000	Purchase

IMPORTANT

1. If your shares are held in your own name, please mark, date and mail the enclosed BLUE proxy card to our Proxy Solicitor, Georgeson Shareholder Communications Inc., in the postage-paid envelope provided.

2. If your shares are held in the name of a brokerage firm, bank nominee or other institution, only it can vote such shares and only upon receipt of your specific instructions. Accordingly, you should contact the person responsible for your account and give instructions for a BLUE proxy card to be signed representing your shares.

3. If you have already submitted a proxy card to BioMarin for the Annual Meeting, you may change your vote to a vote FOR the election of the Nominees by marking, signing, dating and returning the enclosed BLUE proxy card for the Annual Meeting, which must be dated after any proxy you may have submitted to BioMarin. ONLY YOUR LATEST DATED DULY EXECUTED PROXY FOR THE ANNUAL MEETING WILL COUNT AT THE ANNUAL MEETING. Proxies may also be revoked at any time prior to voting by: (i) delivering to BioMarin (Attention: G. Eric Davis, Vice President, Corporate Counsel and Assistant Secretary) a written notice stating that the proxy is revoked; (ii) delivering a duly executed proxy bearing a later date than the proxy delivered previously; or (iii) attending the Annual Meeting and voting in person.

If you have any questions about giving your proxy or require assistance, please call:

GEORGESON SHAREHOLDER COMMUNICATIONS INC.

17 State Street, 10th Floor

New York, NY 10004

Banks and Brokers Call Collect: (212) 440-9800

All Other Stockholders Call Toll-Free: (800) 279-8713

PROXY CARD

BIOMARIN PHARMACEUTICAL INC.

ANNUAL MEETING OF STOCKHOLDERS

THIS PROXY IS SOLICITED BY

CADUCEUS CAPITAL MASTER FUND LIMITED

AND

CADUCEUS CAPITAL II, L.P.

The undersigned hereby appoints Samuel D. Isaly, Joseph Klein, III and Sven Borho, and each of them, as proxies, with full power of substitution, to vote the stock of BioMarin Pharmaceutical Inc. (“BioMarin”) which the undersigned may be entitled to vote at the Annual Meeting of Stockholders or at any adjournment or postponements thereof, upon the matters set forth in the Proxy Statement of Caduceus Capital Master Fund Limited and Caduceus Capital II, L.P. (the “Caduceus Entities”) and upon such other matters as may properly come before the meeting, and revokes any previous proxies with respect to the matters covered by this proxy. IF NO DIRECTION IS MADE WITH RESPECT TO A PROPOSAL, THIS PROXY WILL BE VOTED OR INSTRUCTIONS WILL BE GIVEN AS FOLLOWS WITH RESPECT TO ANY SUCH PROPOSAL: (i) FOR MESSRS. RICHARD B. BREWER AND JOSEPH KLEIN, III AND DR. ALAN J. LEWIS FOR DIRECTORS AND FOR THE PERSONS WHO HAVE BEEN NOMINATED BY THE COMPANY (OTHER THAN ERICH SAGER, JOHN URQUHART AND GWYNN R. WILLIAMS), FOR DIRECTORS, AND (ii) FOR PROPOSAL TO RATIFY APPOINTMENT OF KPMG LLP AS INDEPENDENT AUDITORS FOR THE YEAR ENDING DECEMBER 31, 2005. THIS PROXY WILL ALSO BE VOTED AT THE DISCRETION OF THE PROXY HOLDERS UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. If a Caduceus Entities nominee for director is unable or declines to serve as director, this proxy will be voted for any nominee that the Caduceus Entities designate.

Please complete, sign and date the reverse side of this proxy card and return it in the enclosed envelope.

YOUR VOTE IS VERY IMPORTANT TO US.

(CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)

☒ Please mark votes as in this example.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder.

THE CADUCEUS ENTITIES RECOMMEND A VOTE “FOR” THE ELECTION OF THE NOMINEES LISTED IN PROPOSAL 1 BELOW AND “FOR” PROPOSAL 2 BELOW.

1.	Election of directors – Nominees:

Caduceus Entities Nominees	FOR all nominees	WITHHOLD from all nominees	FOR ALL EXCEPT
(01) Richard B. Brewer
(02) Joseph Klein, III
(03) Alan J. Lewis, Ph.D.	☐	☐	☐

The Caduceus Entities intend to use this proxy to vote FOR Messrs. Brewer and Klein and Dr. Lewis and FOR the persons who have been nominated by BioMarin to serve as directors, other than Erich Sager, John Urquhart and Gwynn R. Williams, for whom the Caduceus Entities are NOT seeking authority to vote for and WILL NOT exercise any such authority. You may withhold authority to vote for one or more additional BioMarin nominees, by writing the name of the nominee(s) below. You should refer to the proxy statement and form of proxy distributed by BioMarin for the names, background, qualifications and other information concerning BioMarin’s nominees.

There is no assurance that any of BioMarin’s nominees will serve as directors if Messrs. Brewer or Klein or Dr. Lewis is elected to the board. In the event that one or more of the Caduceus Entities nominees is elected and that one or more of the BioMarin nominees declines to serve with such nominee or nominees, then the Bylaws of BioMarin provide that director vacancies may be filled by a majority vote of the directors then in office.

NOTE: If you do not wish your shares voted “For” a particular Caduceus Entities nominee, mark the “FOR ALL EXCEPT” box and write the name(s) of the nominee(s) you do not support on the line below. Your shares will be voted for the remaining Caduceus Entities nominee(s).

Write in below the names of any additional BioMarin nominees for whom authority to vote is withheld:

2. Ratification of appointment of KPMG LLP as BioMarin’s independent registered public accounting firm for the year ending December 31, 2005	FOR ☐	AGAINST ☐	ABSTAIN ☐

Mark here if you plan to attend the meeting.	☐

Dated	, 2005

Signature(s)

Signature(s)

Note: Please sign exactly as name appears hereon. If the shares are held by joint tenants or as community property, both must sign. When signing as executor, administrator, trustee or other representative, please give full title. If a corporation, please sign in full corporate name by a duly authorized officer. If a partnership, please sign in partnership name by an authorized person.